POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED APRIL 04, 2014 TO THE

PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares Aerospace & Defense Portfolio

PowerShares Cleantech™ Portfolio

PowerShares DWA Momentum Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares S&P 500 BuyWrite Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

Effective April 5, 2014, Joshua Betts no longer is a Portfolio Manager of the PowerShares DWA Momentum Portfolio and PowerShares Golden Dragon China Portfolio. Accordingly, as of that date, all information and references related to him are hereby removed from the Prospectus.

Please Retain This Supplement For Future Reference.

P-PS-PRO-4 SUP-5 040414